FIRST AMENDMENT TO AGREEMENT OF SALE

     THIS FIRST AMENDMENT TO AGREEMENT OF SALE (this "Amendment") is entered into as of the 30th day of January, 1997, by and between OFFICE OPPORTUNITY FUND III, L.P. ("Purchaser") and BUSCH FORUM LIMITED PARTNERSHIP ("Seller").

                             W I T N E S S E T H:

     A. Purchaser and Seller have heretofore entered into a certain Agreement of Sale dated January 14, 1997 ("Agreement") for the purchase and sale of the property commonly known as The US West Building, Murray, Utah.

     B. Purchaser and Seller now desire to amend the Agreement to extend the Inspection Period.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. The expiration of the Inspection Period (as defined in Paragraph 7.1 of the Agreement) is hereby extended to 2:00 p.m. Chicago time on February 6, 1997.

     2.   The Escrow Agreement is hereby modified to conform with 1.

     3. Except as specifically modified herein, the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

     4. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings given to them in the Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                              PURCHASER:

                              OFFICE OPPORTUNITY FUND III, L.P.,
                              a California limited partnership

                              By:   Opportunity Capital Partners III, LLC,
                                    a California limited liability company
                              Its:  General Partner


                              By:   /s/R. Matthew Maoran
                                   ----------------------------------
                              Name:        R. Matthew Moran
                              Its:         Manager


                              SELLER:

                              BUSCH FORUM LIMITED PARTNERSHIP



                              By: Busch Forum Partners, Inc., an Illinois
                              corporation, its general partner



                              By:  /s/Terri Thompson
                                   -------------------------------------
                              Name: Terri Thompson
                                   -------------------------------------
                              Its: Authorized Representative
                                   -------------------------------------